April 18 - 21, 2011
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Shares outstanding: ~91.6 million
 ▪ ~50% institutional (1)
 ▪ ~10% insider
 ▪ Average trading volume: ~1.5 million shares per day
 ▪ Market capitalization: ~$525 million
 ▪ Total long-term revolving bank debt: ~$80 million
 ▪ High quality assets
 ▪ Unparalleled upside opportunities
 ▪ Significant hedge position
 ▪ Expanded 2011 CapEx: $60 million
 ▪ Recent equity offering: 23.6 million shares at $4.40
 ▪ (15.1 million primary and 8.5 million secondary)
(1) Does not account for recent equity offering due to timing of filings

AXAS Assets
▪ 50,000+ net acres in unconventional oil plays
▪ Large inventory of unconventional and conventional drilling locations
▪ Undeveloped leasehold has been largely de-risked by industry and offset operator activity
▪ Undeveloped leasehold is primarily held by production
▪ Substantial base of MLP-like producing properties
▪ 2011 expanded budget of $60 million is 100% oil or liquids weighted
▪ Secondary component of recent equity offering eliminated overhang perception
 ▪ 3.3 million shares(1) held by the MLP investors are freely tradable
(1) Excludes 5.2 MM shares held by Lehman and 2.4 MM shares subject to lock-ups that extend to January 2012

AXAS Hedges
	2011	2012	2013	AVE.
OIL - weighted average price	$76.61	$70.89	$80.79	$75.69
% OIL PDP(1)	77%	80%	67%

GAS - weighted average price	$6.52	$6.77	$6.84	$6.69
% GAS PDP(1)	82%	81%	66%
NYMEX-based fixed price swaps:
(1) As of December 31, 2010

Proved NAV
2P NAV Potential
3P NAV Potential
Total 3P NAV Potential (182.5 mmboe)
2P NAV Potential (82.8 mmboe)
Proved NAV (26.6 mmboe)

Net Asset Value
(1) Includes identified and resource potential on Bakken, Niobrara, Eagle Ford, Pekisko and Texas oil plays. Excludes identified and resource reserves in Alberta Basin Bakken and $50MM value of Eagle Ford joint venture drilling carry. The probable and possible reserve estimates do not necessarily represent reserves defined under SEC rules.
Net Asset Value per Share(1)
Proved Reserves Only
$ 2.57
Proved PLUS Probable Reserves
$ 16.37
Proved PLUS Probable PLUS
Possible
$ 32.71

ND
MT
WY
CO
UT
TX
OK
LA
Proved Reserves (MMBoe)(1):
 26.6
- Proved Developed: 49%
 - Oil/NGL %:   42%
 - Operated: 81%
Abraxas Petroleum Corporation
(1) Net proved reserves as of December 31, 2010, including
 AXAS’ 50% share of Blue Eagle’s proved reserves
Bakken / Three Forks
Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play
High Quality Assets
Alberta
Niobrara Play
Alberta Basin
Bakken Play
Alberta
Wolfbone Play

Onshore Gulf
Coast
41%
Rocky
Mountain
32%
Mid-
Continent
5%
Permian

Coast
26%
Mountain
31%
Mid-
Continent
8%
Permian

Reserve / Production Summary
Proved Reserves(1) - 26.6 MMBoe
Production(2) - 3,621 Boepd
(1) Net proved reserves as of December 31, 2010, including AXAS’ 50% share of Blue Eagle’s proved reserves
(2) Daily net production for the quarter ended December 31, 2010
Basin
21%
Rocky
Basin
34%
Onshore Gulf
Canada
1%
Canada
<1%

2011 Capital Budget
 ▪ Large inventory of drilling locations in unconventional and conventional oil plays
 ▪ 1H:11 oil weighted drilling program focused on low-risk / high-return Texas conventional oil projects
 ▪ 2H:11 accelerate operated drilling activity in the Bakken and Three Forks plays
 ▪ Approximately 70% of undeveloped acreage is held by production
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units; 160 acre spacing assumptions in the Eagle Ford and Niobrara Shale plays
(2) Eagle Ford Shale acreage and locations are gross to the Blue Eagle JV which Abraxas currently owns a 50% equity interest
Project Area	Net Acres	Net Unrisked Locations(1)	2011 Drilling Program		2011 Net Capital ($MM)
			Gross	Net
Bakken / Three Forks	20,835	130	15.0	3.0	$25.5
Eagle Ford Shale(2)	9,586	60	4.0	4.0	$0.0
Niobrara Shale	17,800	111	1.0	1.0	$5.0
Pekisko Fairway	9,120	10	2.0	2.0	$4.0
Alberta Bakken	10,000	-	-	-	-
Texas Oil Plays	8,700	65	20.0	20.0	$16.1
Other	n/a	n/a	5.0	5.0	$9.4
Total:	76,041	376	47.0	35.0	$60.0

ABRAXAS

Stenehjem27-34 1H

- Bakken producers
- Bakken permits
- AXAS operated wells
- AXAS non-operated wells
- AXAS operated activity
- AXAS non-operated activity

Bakken / Three Forks
 Montana  North Dakota
Nesson
2,270 net acres
Elm Coulee
440 net acres
Elkhorn Ranch / Lewis & Clark
2,035 net acres
Harding / Rough Rider
7,010 net acres
Carter
3,200 net acres
Sheridan
2,340 net acres
1
North Fork / Nesson
3,540 net acres
▪ Gross / Net Acres:
 ▪ 109,658 / 20,835
 ▪ ~100% held by production
▪ Drilling Inventory:
 ▪ 1,280 acre units
 ▪ ~685 gross / 130 net
 ▪ 4 Bakken / 4 Three Forks wells
▪ Economics:
 ▪ D&C Cost: $8.5 MM
 ▪ EUR: 500 MBoe
 ▪ IRR: 36% (no acreage)
▪ Recent Activity:
 ▪ 1st operated Three Forks well
  (Ravin 26-35 1H; 60% WI) -
  1,705 boe/d unrestricted rate
 ▪ 1st operated Middle Bakken well
 (Stenehjem 27-34 1H; 79% WI) -
 completion expected in 2Q:11
 ▪ 13 gross / 0.57 net non-operated
 wells
▪ 2011 Planned Activity:
 ▪ $25.5 MM budget
 ▪ 5.0 gross / 2.5 net operated wells
 ▪ 10.0 gross / 0.5 net non-operated
 wells
Ravin 26-35 1H - TFS
1,705 boe/d
Bakken - WOC

ABRAXAS

150N 97W
149N 97W

- Cumulative production (100 days):

Eco-Pad w/ 4-8 laterals
2-4 Bakken

AXAS operated wells
    Three Forks  Bakken
AXAS non-operated wells location location
Bakken / Three Forks

▪ Economics:
 ▪ D&C Cost: $8.5 MM
 ▪ EUR: 500 MBoe
 ▪ 390 MBbl oil
 ▪ 425 MMcf sales gas
 ▪ 45 MBbl NGL
 ▪ IRR: 36%
▪ Ravin 26-35 1H:
 ▪ 41,000 Boe
 ▪ 30,500 Bbl oil
 ▪ 32.8 MMcf sales gas
 ▪ 5,000 Bbl NGL
 3 gross (1.4 net) drilled wells
 61 gross (18.3 net) development locations
  2-4 Three Forks

North Fork / Nesson
3,540 net acres
79% WI
59% WI
2% WI
15% WI
6% WI
48% WI
7% WI
30% WI

ABRAXAS

Nordheim (Eagleford) Prospect
Dewitt Co.,TX

Pioneer Natural Resources #1 Metting Neutzler Completed: 9-18-10 IP: 6.4 MMCF/d
Enduring #1 Seiler Completed: 9-24-10 IP: 4.5 MMCF/d, 200 BO/d
Talisman #1 Smith Completed: 12-18-10 IP: 5.7 MMCF/d, 411 BC/d
Talisman #1 Dlugosch Completed: 12-17-10 IP: 6 MMCF/d, 177 BC/d
Talisman #1H Matejek
Talisman #2H Matejek
Talisman #3H Matejek
Abraxas #1H T-Bird
Talisman #1 Halepeska Completed: 11-30-10 IP: 12 MMCF/d, 680 BC/d
Enduring #1H Keach Completed: 5-5-10 CUM Prod: 642 MMCF 38 MBO Current Rate: 3.3 MMCF/d 201 BO/d as of (8-10)
Legend
Eagleford Potential Wells
Eagleford Permitted Wells
Eagleford Completed Wells
Nordheim (Eagleford) Unit
T Bird (Eagleford) Unit
Regina (Eagleford) Unit
Matejek (Eagleford) Unit
Other Leases

Eagle Ford Shale
AXAS owns a 50% equity interest in the Blue Eagle joint venture
Drilling 44% WI

Drilling Inventory:
 Nordheim Area -
 ▪ 160 acre spacing
 ▪ 3,600 net acres
 ▪ 23 net wells

Sugarkane Eagle Ford Wells
Wellhead Pressure, psi
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000
Cum Gas, MMCF

Eagle Ford Shale
oil window
gas window

▪ Economics:
 ▪ D&C Cost: $8.5 MM
 ▪ EUR: 1,100 MBoe
 ▪ 200 MBbl condensate
 ▪ 3,500 MMcf sales gas
 ▪ 315 MBbl NGL
 ▪ IRR: 84%
▪ T Bird 1H:
 ▪ Cumulative production (45 days):
 ▪ 69,000 Boe
 ▪ 13,900 Bbl condensate
 ▪ 201.3 MMcf sales gas
 ▪ 21,600 Bbl NGL
AXAS owns a 50% equity interest in the Blue Eagle joint venture
T Bird 1H
DeWitt
County

Spires 149-
Spires 129-1H
Spires 126-1H
Spires 126-2H

- 1,600 Bbl NGL

West Texas - Spires Ranch

▪ Economics:
 ▪ D&C Cost: $1.6 MM
 ▪ EUR: 160 MBoe
 ▪ 80 MBbl oil
 ▪ 200 MMcf sales gas
 ▪ 45 MBbl NGL
 ▪ IRR: 160%
▪ Spires 126 1H:
 ▪ Cumulative production (30 days):
 ▪ 5,900 Boe
 ▪ 3,000 Bbl oil
 ▪ 7.3 MMcf sales gas
5,600 net acres
AXAS owns 100% working interest in Spires Ranch leasehold
Nolan
County

Business Plan
 ▪ Expanded 2011 CapEx: $60 MM
 ▪ oil development
 ▪ Bakken/TFS - Prudence
 ▪ Eagle Ford - Acceleration with JV
 ▪ Completed divestiture program: ~$32 MM
 ▪ non-core, predominately non-operated
 ▪ pay down debt & accelerate CapEx
 ▪ Target 50/50 oil/gas production mix
 ▪ Target greater than 90% operated
 ▪ NOL preservation
 ▪ Increase investor interest
 ▪ recent equity offering (150+ accounts)
 ▪ Increase analyst coverage
 ▪ 9 equity analyst

Appendix

Proved					
PV-10 of Hedges					($1,572,205)
Proved NAV/Share					$2.57

Probable					
Niobrara Shale	17,800	160	111.3	250,000	27,812,500
Total Probable Reserve Potential					**56,161,438**
Probable Reserve Value/Share (Risked at 75%)					**$13.80**

Basin			Net Locations		
Bakken/ Three Forks (2)	20,835	1280	113.9	500,000	56,970,703
Niobrara Shale	17,800	80	111.3	250,000	27,812,500
Total Possible Reserve Potential					**99,760,969**
Possible Reserve Value/Share (Unrisked)					**$32.69**
Possible Reserve Value/Share (Risked at 50%)					**$16.34**

(1) Eagle Ford Shale acreage and locations are net to Abraxas’ 50% equity interest in the Blue Eagle JV
(2) Possible Bakken/Three Forks locations are based on three additional Bakken and four additional Three Forks wells per 1,280 acre unit
Note: The probable and possible reserve estimates do not necessarily represent reserves defined under SEC rules
NAV - Undiscounted
2010 PV-10 at Current Pricing
($100/$4.50)

$313,084,390
Net Cash

$2,000,000
Less Outstanding Debt

($80,000,000)

Basin
Net Undeveloped
Acres
Well Spacing /
Acre
Net Locations
Per Well Reserves
(BOE)
Reserve Potential
(BOE)
Bakken / Three Forks
20,835
1280
16.3
500,000
8,138,672
Eagle Ford Shale(1)
4,793
160
30.0
500,000
14,977,766
Pekisko Fairway
9,120

10.0
150,000
1,500,000
Texas Oil Plays
8,700

65.0
57,423
3,732,500
Probable Reserve Value @$30 Netback

$1,684,843,125
Probable Reserve Value/Share (Unrisked)

$18.40

2P NAV/Share (Risked)

$16.37
Possible

Net Undeveloped
Acres
Well Spacing /
Acre
Per Well Reserves
(BOE)
Reserve Potential
(BOE)

Eagle Ford Shale(1)
4,793
80
30.0
500,000
14,977,766
Possible Reserve Value @$30 Netback

$2,992,829,063

3P NAV/Share (Risked)

$32.71

Proved					
PV-10 of Hedges					**($1,572,205)**
Proved NAV/Share					**$2.57**

Probable					
Niobrara Shale	17,800	160	111.3	250,000	27,812,500
Total Probable Reserve Potential					**56,161,438**
Probable Reserve Value/Share (Risked at 75%)					**$6.90**

Basin			Net Locations		
Bakken/ Three Forks (2)	20,835	1280	113.9	500,000	56,970,703
Niobrara Shale	17,800	80	111.3	250,000	27,812,500
Total Possible Reserve Potential					**99,760,969**
Possible Reserve Value/Share (Unrisked)					**$10.90**
Possible Reserve Value/Share (Risked at 50%)					**$5.45**

(1) Eagle Ford Shale acreage and locations are net to Abraxas’ 50% equity interest in the Blue Eagle JV
(2) Possible Bakken/Three Forks locations are based on three additional Bakken and four additional Three Forks wells per 1,280 acre unit
Note: The probable and possible reserve estimates do not necessarily represent reserves defined under SEC rules
NAV - PV Equivalent
2010 PV-10 at Current Pricing
($100/$4.50)

$313,084,390
Net Cash

$2,000,000
Less Outstanding Debt

($80,000,000)

Basin
Net Undeveloped
Acres
Well Spacing /
Acre
Net Locations
Per Well Reserves
(BOE)
Reserve Potential
(BOE)
Bakken / Three Forks
20,835
1280
16.3
500,000
8,138,672
Eagle Ford Shale(1)
4,793
160
30.0
500,000
14,977,766
Pekisko Fairway
9,120

10.0
150,000
1,500,000
Texas Oil Plays
8,700

65.0
57,423
3,732,500
Probable Reserve Value @$15 Netback

$842,421,563
Probable Reserve Value/Share (Unrisked)

$9.20

2P NAV/Share (Risked)

$9.47
Possible

Net Undeveloped
Acres
Well Spacing /
Acre
Per Well Reserves
(BOE)
Reserve Potential
(BOE)

Eagle Ford Shale(1)
4,793
80
30.0
500,000
14,977,766
Possible Reserve Value @$10 Netback

$997,609,688

3P NAV/Share (Risked)

$14.92

ABRAXAS

South Texas

JV Leasehold
AXAS Corporate Office

Eagle Ford Shale
▪ Acreage:
 ▪ 9,586 net
 ▪ Atascosa, DeWitt, and Lavaca Counties, TX
▪ Drilling Inventory:
 ▪ 60 net JV locations
 ▪ 160 acre spacing
▪ Economics:
 ▪ D&C Cost: $8.5 MM
 ▪ EUR: 500 MBoe(1)
▪ Blue Eagle Joint Venture:
 ▪ AXAS operator
 ▪ AXAS contributed 8,333 net acres
 ▪ 50% equity interest
 ▪ Rock Oil contributed $25 MM at closing
 ▪ Rock Oil committed additional $50 MM
 ▪ Upon full funding, AXAS equity interest - 25%
▪ Recent Activity:
 ▪ 1st well: T Bird 1H - On-line
 ▪ 1st 45 day avg: 1,500 Boe/d
 ▪ 2nd well: Matejek Gas Unit 1 - Drilling
 ▪ 3rd well: Grass Farms 1H - 2Q:11
▪ 2011 Planned Activity(1):
 ▪ $34 MM to drill 4.0 wells
 ▪ Funded 100% by Rock Oil
Lavaca County
Atascosa County IP Rates:
EOG: Peeler 2H: 605 bo/d
EOG: Peeler 10H: 342 bo/d
EOG: Hundley 2H: 493 bo/d
DeWitt County IP Rates:
Enduring: Keach GU 1: 3,633 boe/d
TLM: Halepeska Gas Unit 1: 2,665 boe/d
PXD: Charles Riedesel GU 1: 2,616 boe/d
HK: Oliver B 1H: 1,968 boe/d
HK: Krause 1H: 1,667 boe/d
HK: Lanik 1H: 1,404 boe/d
AXAS: T-Bird 1H: 1,500 boe/d (45 days)
oil window
gas window
gas/condensate
window
(1) 1st JV Eagle Ford well - 1,100 MBoe of proved reserves

Low Risk Oil Development
 West Texas - Spires Ranch
 ▪ Gross / Net Acres: 5,600 (100% WI)
 ▪ County: Nolan
 ▪ Formation: Strawn
 ▪ Locations: 10
 ▪ D&C: $1.6 MM / EUR: 160 MBoe
 ▪ 2011 Capex / Activity:
 ▪ $4.8 MM to drill 3.0 wells in 1H:11
 West Texas - Shallow Howe
 ▪ Gross / Net Acres: 2,000 (100% WI)
 ▪ County: Ward
 ▪ Formation: Yates
 ▪ Locations: 40
 ▪ D&C: $400K / EUR: 40 MBoe
 ▪ 2011 Capex / Activity:
 ▪ $1.6 MM to drill 4.0 wells in 1H:11
 South Texas - Portilla
 ▪ Gross / Net Acres: 1,100 (100% WI)
 ▪ County: San Patricio
 ▪ Formation: Frio 7,400 and 8,100 sands
 ▪ Locations: 15
 ▪ D&C: $700K - $900K / EUR: 47 - 88 MBoe
 ▪ 2011 Capex / Activity:
 ▪ $9.7 MM to drill 13.0 infill wells in 1H:11
Portilla -
San Patricio County
Spires Ranch -
Nolan County
Shallow Howe -
Ward County
ROR%:
Spires Ranch:   160%
Shallow Howe: >1,000%
Portilla:   646%

Canada Oil Development - Pekisko
▪ Gross / Net Acres:
 ▪ 9,120 (100% WI)
▪ Drilling Inventory:
 ▪ 10 gross / net locations
▪ Economics:
 ▪ D&C Cost: $2.0 MM
 ▪ EUR: 150 MBoe
▪ Recent Activity:
 ▪ Drilled two horizontal wells to earn
 leasehold position
 ▪ 1 on-line:
 ▪ 1st 18 day avg: 108 Boepd
 (73% oil)
 ▪ 1 shut-in pending re-completion
▪ 2011 Planned Activity:
 ▪ $4.0 MM to drill 2.0 gross / net
 horizontal wells
▪ Other:
 ▪ Horizontal development of
 conventional field
 ▪ 5,400’ vertical depth / 4,000’
 lateral length
Tomahawk
Twining
 Pekisko Trend
Alberta, Canada

Campbell
Converse
Niobrara
Weston
Niobrara Shale
Converse / Niobrara Counties, Wyoming
CHK / EOG:
Niobrara Permit
activity
▪ Gross / Net Acres:
 ▪ 20,720 / 17,800
 ▪ Primarily in Converse and
 Niobrara Counties
 ▪ ~90% held by production
 ▪ ~2,100 net acres in Campbell
 County directly offsetting EOG
 producing well
▪ Drilling Inventory:
 ▪ 130 gross / 111 net locations
 ▪ 160 acre spacing
▪ Economics:
 ▪ D&C Cost: $5.0 MM
 ▪ EUR: 250 MBoe
▪ Recent Activity:
 ▪ 12 wells drilled to date
 (7 horizontal / 5 vertical)
 ▪ 1 vertical Niobrara
▪ 2011 Planned Activity:
 ▪ $5.0 MM to drill 1.0 gross/net well
▪ Other:
 ▪ 23 sq. miles proprietary 3D
 seismic data
 ▪ Full-diameter core data

EOG Crossbow Area:
3-19H: (Cum Oil 34 MBbl / Gas 145 MMcf)
2-18H: (Cum Oil 57 MBbl / Gas 428 MMcf)
15 Permits
SWN / Samson / Helis:
10 Hrz. Permits;
1 completion
CHK:
Sims 15-26H:
(Cum Oil 19 MBbl / Gas 634 MMcf)
AXAS Activity:
Sage Grouse 3H:
(Cum Oil 25 MBbl / 50 MBbl EUR)

Southern Alberta Basin - Bakken
▪ Gross / Net Acres:
 ▪ >10,000 net acres
 ▪ 800 net mineral acres
 ▪ Glacier and Toole Counties, Montana
 ▪ Leases have 5-10 year primary terms
▪ 2011 Planned Activity:
 ▪ Continue to add to leasehold position in
 geologically specific areas
 ▪ Monitor industry drilling activity
AXAS Leasing Area
Blackfoot Nation Territory
Newfield Wells
Rosetta & Others Wells
Toole
Glacier
Glacier / Toole Counties, Montana

Rocky Mountain
➢ 8.4 MMBoe of proved reserves
➢ 53% proved developed
➢ 86% crude oil / NGL
➢ 1,113 Boepd of production
➢ 20.8 R/P ratio
➢ 896 gross (104 net) producing wells
➢ 72 PUD locations
➢ 81,990 net acres
➢ Primary producing basins include:
 ▪ Williston Basin (MT and ND)
 ▪ Powder River & Green River Basins (WY)
 ▪ Uinta Basin (UT)
➢ Bakken / Three Forks - HBP
Rocky Mountain
ND
SD
MT
WY
CO
UT
Area of Operations
Overview
Net proved reserves, well count and acreage as of December 31, 2010
Daily net production for the quarter ended December 31, 2010
Alberta Basin
Bakken Play
Bakken / Three Forks
Play
Niobrara Play

Permian Basin
Permian Basin
➢ 5.6 MMBoe of proved reserves
➢ 79% proved developed
➢ 31% crude oil / NGL
➢ 1,240 Boepd of production
➢ 12.3 R/P ratio
➢ 210 gross (156 net) producing wells
➢ 5 PUD locations
➢ 38,951 net acres
➢ Primary producing sub-basins:
 ▪ Delaware Basin
 ▪ Eastern Shelf
TX
Area of Operations
Overview
Barnett / Woodford
Shale Play
Wolfberry Trend
Net proved reserves, well count and acreage as of December 31, 2010
Daily net production for the quarter ended December 31, 2010
Wolfbone Play

Gulf Coast
Gulf Coast
➢ 10.9 MMBoe of proved reserves
➢ 30% proved developed
➢ 17% crude oil / NGL
➢ 936 Boepd of production
➢ 32.0 R/P ratio
➢ 53 gross (47 net) producing wells
➢ 23 PUD locations
➢ 7,776 net acres
➢ Primary producing sub-basin:
 ▪ Onshore Gulf Coast
TX
Area of Operations
Overview
Eagle Ford
Shale Play
Net proved reserves, well count and acreage as of December 31, 2010
Net proved reserves, R/P ratio and PUD locations include AXAS’ share of Blue Eagle
Daily net production for the quarter ended December 31, 2010

NASDAQ: AXAS